UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2022 (December 6, 2022)

DTRT HEALTH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40774	86-3336784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1415 West 22nd Street, Tower Floor

Oak Brook, IL 60523

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (314) 316-5473

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001, and one-half of one redeemable warrant	DTRTU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001	DTRT	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DTRTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

DTRT Health Acquisition Corp. (the “Company”) is filing this Amendment No. 2 to the Current Report on Form 8-K/A (the “Amendment No. 2”), originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 12, 2022 (the “Original Filing”), and as amended by Amendment No. 1 to the Original Filing, as filed with the SEC on December 13, 2022 (the “Amendment No. 1”), in which the Company reported the results of the special meeting of stockholders of the Company to amend Item 5.07 of Amendment No. 1 to clarify the per share redemption price paid to stockholders who exercised their right to redeem their shares. Only the items being amended are included in Amendment No. 2.

Amendment No. 2 does not amend any other item of the Original Filing and Amendment No. 1 or purport to provide an update or a discussion of any developments at the Company subsequent to the filing dates of the Original Filing and Amendment No.1, respectively.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 6, 2022, DTRT held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment”) in connection with the extension of the date by which the Company must complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”) from December 7, 2022 to March 7, 2023 (the “Extension Amendment Proposal”).

The following is a tabulation of the votes with respect to the Extension Amendment Proposal, which was approved by the Company’s stockholders:

For	Against	Abstain
22,513,323	488,958	33,177

In connection with the Special Meeting, stockholders holding an aggregate of 19,779,227 shares of the Company’s Class A common stock exercised their right to redeem their shares. These holders were paid an aggregate of approximately $10.28 per share, representing $10.20 per share plus accrued interest on the funds held in the Company’s trust account, leaving approximately $33,402,698 in cash in the trust account after satisfaction of such redemptions and following the deposit of the additional funds into the trust account.

In addition, on December 6, 2022, the Company filed the Charter Amendment with the Secretary of State of the State of Delaware. A copy of the Charter Amendment is attached hereto as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

3.1*	Amendment to the Registrant’s Amended and Restated Certificate of Incorporation.

10.1*	Convertible Promissory Note dated as of December 6, 2022.

104	Cover Page Interactive Data File-Embedded within the inline XBRL document.

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DTRT HEALTH ACQUISITION CORP.

By:	/s/ Mark Heaney
Name:	Mark Heaney
Title:	Chief Executive Officer

Date: December 15, 2022